SUBSEQUENT EVENT	6 Months Ended
Jun. 30, 2018
SUBSEQUENT EVENT
SUBSEQUENT EVENT

NOTE 8 - SUBSEQUENT EVENT:

In August 2018, the Company completed an underwritten offering in the U.S. of an aggregate 4,1611,667 ADSs for gross proceeds to the Company of approximately $25 million. Net proceeds to the Company from the offering, following underwriting commissions and other offering expenses, were approximately $23.5 million.